Exhibit 99.2

tdw.com Wilson Sons UltraTug Offshore Acquisition Investor Presentation February 22, 2026

tdw.com In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company notes that certain statements set forth in this communication are forward-looking statements which reflect our current view with respect to future events and future financial performance. Forward-looking statements are all statements other than statements of historical fact, including, without limitation, statements about the expected timing for closing the Transaction, the parties’ ability to complete the Transaction, the expected benefits of the Transaction, projected proforma financial information (including updated guidance), and future opportunities. All such forward-looking statements are subject to risks and uncertainties, many of which are beyond the control of the Company and could cause actual results to differ materially from those in the forward-looking statements. These risks and uncertainties include, without limitation: satisfaction of the conditions to closing the Transaction; uncertainties as to the timing to consummate the Transaction; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; failure to obtain consents or waivers from the relevant third parties; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; the effects of disruption to our and the sellers’ respective businesses; the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control; transaction costs; our ability to achieve the benefits from the Transaction, including the anticipated cash flow generation and customer relationships; our ability to promptly, efficiently and effectively integrate the acquired business into our own operations; unknown liabilities; and the diversion of management time on Transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include: fluctuations in worldwide energy demand and oil and gas prices; fluctuations in macroeconomic and market conditions (including risks related to recession, inflation, supply chain constraints or disruptions, interest rates, and exchange rates); global trade trends, including evolving impacts from implementation of tariffs and potential retaliatory measures; industry overcapacity; limited capital resources available to replenish our asset base as needed, including through acquisitions or vessel construction, and to fund our capital expenditure needs; uncertainty of global financial market conditions and potential constraints in accessing capital or credit if and when needed with favorable terms, if at all; changes in decisions and capital spending by customers in the energy industry and industry expectations for offshore exploration, field development and production; consolidation of our customer base; loss of a major customer; changing customer demands for vessel specifications, which may make some of our older vessels technologically obsolete for certain customer projects or in certain markets; rapid technological changes; delays and other problems associated with vessel maintenance; the continued availability of qualified personnel and our ability to attract and retain them; the operating risks normally incident to our lines of business, including the potential impact of liquidated counterparties; our ability to comply with covenants in our indentures and other debt instruments; acts of terrorism and piracy; the impact of regional or global public health crises or pandemics; the impact of potential information technology, cybersecurity or data security breaches; uncertainty around the use and impacts of artificial intelligence applications; integration of acquired businesses and entry into new lines of business; disagreements with our joint venture partners; natural disasters or significant weather conditions; unsettled political conditions, war, civil unrest and governmental actions, such as expropriation or enforcement of customs or other laws that are not well developed or consistently enforced; risks associated with our international operations, including local content, local currency or similar requirements especially in higher political risk countries where we operate; interest rate and foreign currency fluctuations; labor changes proposed by international conventions; increased regulatory burdens and oversight; changes in laws governing the taxation of foreign source income; retention of skilled workers; our participation in industry wide, multi-employer, defined pension plans; enforcement of laws related to the environment, labor and foreign corrupt practices; increased global concern, regulation and scrutiny regarding climate change; increased stockholder activism; the potential liability for remedial actions or assessments under existing or future environmental regulations or litigation; the effects of asserted and unasserted claims and the extent of available insurance coverage; the resolution of pending legal proceedings; and other risks and uncertainties detailed in our most recent Forms 10-K, Form 10-Q and Form 8-K filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual results or outcomes may vary materially from those reflected in our forward-looking statements. Statements in this communication are made as of the date hereof, and the Company disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise. Forward-looking Statements 2

tdw.com Transaction Summary Transaction Overview Tidewater Inc. (“TDW” or the “Company”) has entered into a definitive agreement to acquire Wilson Sons Ultratug Offshore Participações S.A. and Atlantic Offshore Services S.A. (“WSUT”) (the “Transaction”) WSUT owns 22 PSVs, 19 of which are Brazilian-built, establishing Tidewater as one of the main providers of Brazilian-built PSVs The Transaction continues Tidewater’s track record of acquiring modern, high specification fleets and firmly establishes it as one of the main providers of PSVs in the robust Brazilian offshore vessel market Consideration $500 million all cash acquisition that Tidewater expects to fund using a combination of the following: Assumption of ~$261 million of low interest(1), long-term amortizing debt, provided by BNDES & Banco do Brasil Cash on hand Timing & Key Conditions Standard regulatory approvals, including CADE in Brazil Approval of BNDES & Banco do Brasil on conveyance of WSUT debt to TDW Expected to close in late Q2 2026 3 (1) Represents the WSUT debt balance as of September 30, 2025. The weighted average annual interest rate on outstanding debt was approximately 3.6%.

tdw.com Acquired fleet also provides meaningful REB(3) capacity, providing optionality for legacy Tidewater vessels to pursue opportunities in the Brazilian offshore market Strategic Rationale 4 7 Built-in low cost, long-duration financing provides compelling cost of capital advantage Provides compelling entry point and scale into Brazil, one of the largest and most prolific offshore oil and gas markets in the world 2 4 3 Establishes Tidewater as one of the main providers of Brazilian-built PSVs Meaningful backlog coverage with opportunity for contracts to roll onto significantly higher day rates 5 6 Delivers significant accretion to 2026E and 2027E earnings and free cash flow per share WSUT acquisition continues Tidewater’s track record of acquiring large, modern fleets of OSVs, with a pro forma fleet of 213 OSVs(1) and an average age of 13.6 years 1 (2) (1) Excludes 18 other TDW vessels including crew boats, maintenance vessels and tug boats. (2) As of September 30, 2025. (3) Registering through Brazilian Special Registry (“REB”) is an alternative to bring foreign vessels without ANTAQ (Brazilian National Waterway Transportation Agency).

tdw.com Overview of WSUT 5 Note: Calculations for average age, backlog and headcount statistics as of September 30, 2025. 88% 4% 4% 4% Petrobras Fendercare Subsea 7 Others 966 employees 735 offshore 231 onshore Petrel, 640m2, 3,000 DWT Fragata, 640m2, 3,000 DWT Batuíra, 840m2, 4,500 DWT Zarapito, 840m2, 4,500 DWT Larus, 920m2, 5,000 DWT Pinguim, 920m2, 5,000 DWT > 700m2 Deck Space < 700m2 Deck Space 13 PSVs 9 PSVs 12 Years Average Age 17 Years Average Age $294m Backlog $147m Backlog 826m2 Avg. Deck Space 617m2 Avg. Deck Space Petrobras Fendercare Subsea7 Others Vessel Classification Customer Mix Q3 2025 YTD Select Vessels Organization Headquarters Rio de Janeiro, Brazil

Tidewater Continues to Expand and Evolve…

TDW has high-graded its fleet by focusing on high-quality, young assets, and value-accretive transactions for in-demand vessel classes

OSV Fleet Size (PSV and AHTS Vessels)(1)



TDW added 105 premier, high-quality OSVs to its fleet via M&A since 2022
108
46
37
191
22
213
TIDEWATER
Legacy
SWIRE PACIFIC OFFSHORE
PSVs From
SOLSTAD OFFSHORE
TIDEWATER
Current
Wilson, Sons Ultra Tug Offshore
TIDEWATER
Pro Forma

Note: As of September 30, 2025.
(1) Excludes 18 other TDW vessels including crew boats, maintenance vessels and tug boats.

6

tdw.com

tdw.com …Firmly Establishing Itself as the Leading OSV Operator with the Largest High-Specification Fleet 7 Note: Vessel count reflects only PSVs and AHTSs; does not reflect 18 other TDW vessels including crew boats, maintenance vessels and tug boats. Source: Spinergie as of February 2026 and Company information. (1) Excludes vessels managed under Bram Offshore. High-Specification OSVs(2) Other OSVs Average Age OSV Count and Age Profile 213 191 117 112 98 89 62 56 48 45 44 42 28 22 0 5 10 15 20 25 0 50 100 150 200 250 TDWPF TDWS Chouest COSL Bourbon Vallianz Hornbeck ADNOC P&O Maritime CBO Hai Duong Britoil Harvey Gulf WSUT Average Age (Years) OSVs Pro Forma (1) (2) Includes PSVs with clear deck space > 700m2 and AHTSs with > 16k BHP.

tdw.com Market growth supported by strong rig and FPSO demand and expected continued robust levels of offshore investment Brazil Market Overview 8 Petrobras E&P Capital Expenditures ($bn)(3) (1) Source: Clarksons as of January 2026. Values reflect January 1st of each year. (2) Source: Spinergie as of Q3 2025. (3) Source: Petrobras 2026-2030 business plan (released November 2025). 2025E represents YTD 3Q 2025 annualized. 49 48 51 54 53 53 56 58 59 62 62 61 62 2020 2021 2022 2023 2024 2025E 2026E 2027E 2028E 2029E 2030E 2031E 2032E $7.1 $7.0 $10.3 $13.9 $15.9 $14.8 $15.4 $14.4 2021 2022 2023 2024 2025E 2026E 2027E 2028E Rig Demand Growth (Floater Demand)(1) Number of Contracted FPSOs(2) 18 20 21 25 30 34 36 36 36 38 2020 2021 2022 2023 2024 2025 2026 2027E 2028E 2029E

tdw.com 8 2 2 2 4 7 9 17 19 23 29 Others Marlin Navegação Maersk Augusta Offshore Sea1 Offshore OceanPact Bravante Starnav WSUT CBO Chouest Brazil PSV Market Overview 9 Brazilian-Flagged PSV Effective Utilization Brazilian-Built PSV Market(1) Brazilian PSV Market by Flag State(1) Brazilian-built vessels would enable TDW to import international vessels under REB(4) 70% 75% 80% 85% 90% 95% 0 40 80 120 160 200 Jan-21 Jan-22 Jan-23 Jan-24 Jan-25 Jan-26 Brazilian Flagged PSVs (No.) Effective Utilization (%) Source: Spinergie. (1) Excludes vessels built prior to 2000. (2) Under Law No. 9.432/1997 and ANTAQ Resolution No. 1/2015. Brazilian-flagged vessels receive priority to operate in Brazil 161 (2) Brazilian 41 Flagged International Flagged (3) WSUT owns 22 Brazilian-flagged PSVs, 19 of which are Brazilian-built. (4) Registering through Brazilian Special Registry (“REB”) is an alternative to bring foreign vessels without ANTAQ. (3)

tdw.com Highly Attractive and Untapped REB Tonnage 10 (1) ANTAQ: Brazilian National Waterway Transportation Agency. REB Tonnage Overview WSUT REB Regime WSUT REB capacity enables future vessel import opportunities Priority for Brazil-Built Vessels OSV vessels supporting E&P activities within Brazilian waters are reserved to Brazilian-flagged vessels under the cabotage regime Only Brazilian Navigation Companies (“EBNs”) can operate and charter vessels in Brazil Brazilian-flagged vessels have priority to operate in Brazil under Law No. 9.432/1997 and ANTAQ(1) Resolution No. 1/2015, creating cabotage protection for Brazilian-flagged OSVs Foreign-flagged vessels may only operate if ANTAQ grants a waiver (e.g., due to lack of suitable Brazilian tonnage) REB Overview Registering through Brazilian Special Registry (“REB”) is an alternative to utilize foreign vessels without ANTAQ authorization, and to have them considered as a Brazilian-flagged vessel for all purposes Once a foreign vessel is registered through REB, the original flag is suspended during the REB period Brazil-Built Vessels Drive REB Tonnage To bring foreign vessels, EBNs must follow REB rules established by Law No. 9.432/1997 and ANTAQ Resolution No. 1/2015 Under the rules, owners of Brazil-built vessels are granted REB capacity on a ratio of 0.5x for every Brazil-built vessel on a gross tonnage basis Existing Fleet Under REB Regime Mandrião Pardela Ostreiro

tdw.com $650 $22 $37 $33 $33 $33 $26 $20 $9 $6 $5 $28 $43 $38 $38 $683 $0 $100 $200 $300 $400 $500 $600 $700 $800 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 9.125% Senior Notes due July 2030 Vessel Facility Agreements WSUT Pro Forma Debt Payment Profile ($m) 11 Note: Represents WSUT outstanding debt as of September 30, 2025. (1) $22 million reflects WSUT principal payments from July to December 2026. 2026 full year principal payments: $45 million. (1)

tdw.com Summary 2 Attractive market fundamentals supporting meaningful cash flow generation capacity 4 Full cycle financial resilience with strong balance sheet and liquidity 3 Strong global footprint and increased exposure to blue-chip operators 5 Scalable platform designed for cash flow generation 6 Dedicated commitment to safety and sustainability 1 Largest global OSV Operator 12

tdw.com tdw.com Thank you